Exhibit 99.1

Flowserve Corporation Reports Third Quarter 2025 Results

3D Growth Strategy and Flowserve Business System Deliver Strong Q3 Performance; Increases Full-Year Earnings Guidance

DALLAS, October 28, 2025 – Flowserve Corporation (NYSE: FLS), a leading provider of flow control products and services for the global infrastructure markets, reported its financial results for the third quarter ended September 30, 2025.

Highlights:

•	Third quarter bookings of $1.2 billion, including 6% growth in aftermarket bookings to over $650 million

•	Power bookings increased 23% year-over-year, with $140 million in nuclear awards during the third quarter

•	Gross margin and adjusted[1] gross margin[2] of 32.4% and 34.8%, respectively, increased 90 and 240 basis points versus the prior year period

•	Operating margin of 6.7% decreased 240 basis points and adjusted operating margin[3] of 14.8% expanded 370 basis points compared to last year

•

Reported and Adjusted Earnings Per Share (EPS)[4] of $1.67 and $0.90, respectively. Reported EPS includes adjusted items of 77 cents, comprised of a merger termination payment and discrete tax items, among other items

•	$402 million cash from operations driven by earnings improvement and merger termination payment, with $173 million of cash returned to shareholders through dividends and share repurchases

•	Increased full-year 2025 Adjusted EPS guidance from $3.25-$3.40 to $3.40-$3.50, an increase of more than 30% at the midpoint of the range versus last year

•	Announced transaction to divest legacy asbestos liabilities, allowing Company to focus capital allocation priorities on growth and value enhancing opportunities

Management Commentary:

“Flowserve delivered another quarter of exceptional performance highlighted by strong revenue growth, significant margin and earnings expansion, and robust cash generation. This performance enabled us to repurchase over $140 million shares during the quarter. Consistent execution of our strategy has enabled us to maintain momentum, led by the strength of our aftermarket franchise and a resurgent Power and Nuclear end market fueled by growth of AI, increasing data center development, and broader electrification trends. We remain focused on leveraging the Flowserve Business System and our 80/20 initiatives to accelerate margin expansion, deliver outsized growth, and execute with excellence,” said Scott Rowe, Flowserve’s President and Chief Executive Officer.

Rowe continued, “Following three consecutive quarters of strong execution and performance, we are increasing our full-year earnings outlook. Our revised outlook represents a substantial year-over-year improvement, reinforces our confidence in the trajectory of the business, and marks an important step toward achieving our long-term targets and delivering sustained value for our shareholders.”

Key Figures:

(dollars in millions, except per share)	2025 Q3	2024 Q3	Change	YTD 2025	YTD 2024	Change
Backlog	$2,896.1	$2,783.8	4.0%	$2,896.1	$2,783.8	4.0%

Bookings	$1,213.0	$1,203.6	0.8%	$3,511.2	$3,487.2	0.7%
Original Equipment	$559.9	$589.0	(4.9%)	$1,548.9	$1,682.9	(8.0%)
Aftermarket	$653.1	$614.6	6.3%	$1,962.3	$1,804.3	8.8%

Sales[5]	$1,174.4	$1,133.1	3.6%	$3,507.1	$3,377.5	3.8%
Organic			(30 bps)			90 bps
Acquisitions			260 bps			280 bps
Foreign Exchange			130 bps			10 bps

Operating Margin	6.7%	9.1%	(240) bps	10.2%	10.0%	20 bps
Adjusted Operating Margin	14.8%	11.1%	370 bps	14.1%	11.5%	260 bps
Earnings Per Share	$1.67	$0.44	279.5%	$2.85	$1.55	83.9%
Adjusted Earnings Per Share	$0.90	$0.62	45.2%	$2.53	$1.93	31.1%

Cash From Operations	$401.8	$178.5	$223.3	$506.1	$228.0	$278.1

2025 Guidance:

The Company updated its full-year 2025 guidance, including increasing its Adjusted EPS target range. The guidance range reflects tariff rates in place as of today.

	Prior Range	Current Range
Organic sales growth	+3% to +4%	~ 2%
Impact from acquisitions	Approx. +200 bps	Approx. +200 bps
Impact from foreign exchange translation	Approx. 0 bps	Approx. 50 bps

Total sales growth	+5% to +6%	+4% to +5%

Adjusted EPS	$3.25 to $3.40	$3.40 to $3.50
Net interest expense	Approx. $70 million	Approx. $70 million
Adjusted tax rate	Approx. 20%	Approx. 20%
Capital expenditures	$80 to $90 million	Approx. $75 million

Divestment of Legacy Asbestos Liabilities:

In a separate press release today, the Company also announced it had reached an agreement to divest of its legacy asbestos liabilities. The transaction allows the Company to focus on allocating capital to growth enhancing opportunities.

2

Webcast and Conference Call Instructions:

Flowserve will host its conference call to discuss third quarter results on Wednesday, October 29, at 10:00 a.m. Eastern Time. The call can be accessed by shareholders and other interested parties on Flowserve’s Investors page.

Footnotes (pages 1-2)

[1]

See Consolidated Reconciliation of Non-GAAP Financial Measures to the Most Directly Comparable GAAP Financial Measure (unaudited) and Segment Reconciliation of Non-GAAP Financial Measures to the Most Directly Comparable GAAP Financial Measure (unaudited) tables for a detailed reconciliation of reported results to adjusted measures.

[2]	Adjusted gross margin is calculated by dividing adjusted gross profit by sales. Adjusted gross profit is derived by excluding the adjusted items.
[3]	Adjusted operating margin is calculated by dividing adjusted operating income by sales. Adjusted operating income is derived by excluding the adjusted items.
[4]

Adjusted 2025 EPS excludes potential realignment expenses, below-the-line foreign currency effects, actuarial-determined assessments of certain long-term liabilities and certain other discrete items which may arise during the year and utilizes foreign exchange rates of the prior 30-day period and approximately 131 million fully diluted shares.

[5]

Organic is defined as the change in Sales, as defined by U.S. GAAP, excluding the impacts of currency translation and acquisitions. The impact of currency translation is calculated by translating current year results on a monthly basis at prior year exchange rates for the same period.

3

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	Three Months Ended September 30,
(Amounts in thousands, except per share data)	2025	2024
Sales	$1,174,434	$1,133,087
Cost of sales	(794,148)	(776,020)

Gross profit	380,286	357,067
Selling, general and administrative expense	(305,152)	(259,025)
Net earnings from affiliates	4,138	5,150

Operating income	79,272	103,192
Interest expense	(18,738)	(16,587)
Interest income	792	1,403
Other income (expense), net	256,220	(5,920)

Earnings before income taxes	317,546	82,088
Provision for income taxes	(93,688)	(18,739)

Net earnings, including noncontrolling interests	223,858	63,349
Less: Net earnings attributable to noncontrolling interests	(4,276)	(4,967)

Net earnings attributable to Flowserve Corporation	$219,582	$58,382

Net earnings per share attributable to Flowserve Corporation common shareholders:
Basic	$1.69	$0.44
Diluted	1.67	0.44
Weighted average shares – basic	130,315	131,395
Weighted average shares – diluted	131,235	132,247

Consolidated Reconciliation of Non-GAAP Financial Measures to the Most Directly Comparable GAAP Financial Measure (Unaudited)

(Amounts in thousands, except per share data)

Three Months Ended September 30, 2025	Gross Profit	Selling, General & Administrative Expense	Operating Income	Other Income (Expense), Net	Provision For (Benefit From) Income Taxes	Net Earnings (Loss)	Effective Tax Rate	Diluted EPS
Reported	$380,286	$305,152	$79,272	$256,220	$93,688	$219,582	29.5%	1.67
Reported as a percent of sales	32.4%	26.0%	6.7%	21.8%	8.0%	18.7%
Realignment charges (a)	25,481	(4,571)	30,052	—	6,907	23,145	23.0%	0.18
Acquisition related (b)	9	(4,243)	4,252	—	1,000	3,252	23.5%	0.02
Purchase accounting step-up and intangible asset amortization (c)	2,625	(1,300)	3,925	—	1,182	2,743	30.1%	0.02
Discrete items (d)(e)(f)	31	(30,351)	30,382	1,500	7,499	24,383	23.5%	0.19
Merger transaction costs (g)	—	(25,682)	25,682	—	5,885	19,797	22.9%	0.15
Merger termination payment (h)	—	—	—	(266,000)	(60,957)	(205,043)	22.9%	(1.56)
Discrete tax items (i)	—	—	—	—	(24,860)	24,860	0.0%	0.19
Below-the-line foreign exchange impacts (j)	—	—	—	5,401	622	4,779	11.5%	0.04

Adjusted	$408,432	$239,005	$173,565	$(2,879)	$30,966	$117,498	20.3%	0.90

Adjusted as a percent of sales	34.8%	20.4%	14.8%	-0.2%	2.6%	10.0%

Note: Amounts may not calculate due to rounding

(a)	Charges represent realignment costs incurred as a result of realignment programs of which $2,300 is non-cash.

(b)	Charge represents acquisition and integration related costs associated with the MOGAS acquisition.

(c)	Charge represents amortization of acquisition related intangible assets associated with the MOGAS acquisition.

(d)

Charge represents non-cash share-based compensation expense associated with a one-time discretionary restricted stock grant, subject to three-year cliff vesting, provided to certain employees in conjunction with the freeze of our US Qualified pension plan.

(e)	Charge of $1,500 represents a non-cash pension settlement accounting loss incurred in conjunction with the freeze of our US Qualified pension plan.

(f)	Charge of $30,100 represents the Q3 2025 non-cash adjustment to our estimated liability for incurred by not reported asbestos claims based on an annual actuarial study.

(g)	Charge represents transaction costs incurred associated with the terminated Chart Industries merger.

(h)	Amount represents the Chart Industries merger termination fee paid to Flowserve.

(i)	Amount represents a one-time tax charge related to enactment of the One Big Beautiful Bill Act during Q3 2025.

(j)

Below-the-line foreign exchange impacts represent the remeasurement of foreign exchange derivative contracts as well as the remeasurement of assets and liabilities that are denominated in a currency other than a site’s respective functional currency.

Three Months Ended September 30, 2024	Gross Profit	Selling, General & Administrative Expense	Operating Income	Other Income (Expense), Net	Provision For (Benefit From) Income Taxes	Net Earnings (Loss)	Effective Tax Rate	Diluted EPS
Reported	$357,067	$259,025	$103,192	$(5,920)	$18,739	$58,382	22.8%	0.44
Reported as a percent of sales	31.5%	22.9%	9.1%	-0.5%	1.7%	5.2%
Realignment charges (a)	6,813	(2,142)	8,955	—	(246)	9,201	-2.7%	0.07
Discrete items (b)(c)	2,700	(9,500)	12,200	—	2,869	9,331	23.5%	0.07
Acquisition related (d)	—	(1,694)	1,694	—	399	1,295	23.6%	0.01
Below-the-line foreign exchange impacts (e)	—	—	—	3,184	(467)	3,651	-14.8%	0.03

Adjusted	$366,580	$245,689	$126,041	$(2,736)	$21,294	$81,860	19.7%	0.62

Adjusted as a percent of sales	32.4%	21.7%	11.1%	-0.2%	1.9%	7.2%

Note: Amounts may not calculate due to rounding

(a)	Charges represent realignment costs incurred as a result of realignment programs of which $5,100 is non-cash.

(b)	Charge represents a one-time $5,000 discretionary cash transition benefit provided to certain employees in conjunction with the freeze of our US Qualified pension plan.

(c)	Charge represents the $7,200 strategic acquisition of intellectual property related to certain liquefied natural gas technology.

(d)	Charge represents acquisition-related costs associated with the MOGAS acquisition.

(e)

Below-the-line foreign exchange impacts represent the remeasurement of foreign exchange derivative contracts as well as the remeasurement of assets and liabilities that are denominated in a currency other than a site’s respective functional currency.

SEGMENT INFORMATION

(Unaudited)

FLOWSERVE PUMPS DIVISION	Three Months Ended September 30,
(Amounts in millions, except percentages)	2025	2024
Bookings	$819.5	$886.6
Sales	800.3	782.1
Gross profit	265.8	253.2
Gross profit margin	33.2%	32.4%
SG&A	135.0	149.1
Segment operating income	134.9	109.3
Segment operating income as a percentage of sales	16.9%	14.0%

FLOW CONTROL DIVISION	Three Months Ended September 30,
(Amounts in millions, except percentages)	2025	2024
Bookings	$396.1	$318.4
Sales	377.4	353.1
Gross profit	114.2	106.5
Gross profit margin	30.3%	30.2%
SG&A	67.8	59.8
Segment operating income	46.4	46.7
Segment operating income as a percentage of sales	12.3%	13.2%

Segment Reconciliation of Non-GAAP Financial Measures to the Most Directly Comparable GAAP Financial Measure (Unaudited)

(Amounts in thousands)

Flowserve Pumps Division

Three Months Ended September 30, 2025	Gross Profit	Selling, General & Administrative Expense	Operating Income
Reported	$265,776	$135,046	$134,869
Reported as a percent of sales	33.2%	16.9%	16.9%
Realignment charges (a)	21,628	(88)	21,716
Discrete items (b)	24	(63)	87

Adjusted	$287,428	$134,895	$156,672

Adjusted as a percent of sales	35.9%	16.9%	19.6%

Flow Control Division

Three Months Ended September 30, 2025	Gross Profit	Selling, General & Administrative Expense	Operating Income
Reported	$114,250	$67,810	$46,440
Reported as a percent of sales	30.3%	18.0%	12.3%
Realignment charges (a)	4,386	(2,395)	6,781
Acquisition related (c)	9	(4,243)	4,252
Purchase accounting step-up and intangible asset amortization (d)	2,625	(1,300)	3,925
Discrete items (b)	5	(45)	50

Adjusted	$121,275	$59,827	$61,448

Adjusted as a percent of sales	32.1%	15.9%	16.3%

Note: Amounts may not calculate due to rounding

(a)	Charges represent realignment costs incurred as a result of realignment programs of which $2,300 is non-cash.

(b)

Charge represents non-cash share-based compensation expense associated with a one-time discretionary restricted stock grant, subject to three-year cliff vesting, provided to certain employees in conjunction with the freeze of our US Qualified pension plan.

(c)	Charge represents acquisition and integration-related costs associated with the MOGAS acquisition.

(d)	Charge represents amortization of acquisition related intangible assets associated with the MOGAS acquisition.

Three Months Ended September 30, 2024	Gross Profit	Selling, General & Administrative Expense	Operating Income
Reported	$253,185	$149,060	$109,274
Reported as a percent of sales	32.4%	19.1%	14.0%
Realignment charges (a)	8,415	(716)	9,131
Discrete items (b)(c)	1,700	(8,000)	9,700

Adjusted	$263,300	$140,344	$128,105

Adjusted as a percent of sales	33.7%	17.9%	16.4%

Three Months Ended September 30, 2024	Gross Profit	Selling, General & Administrative Expense	Operating Income
Reported	$106,503	$59,790	$46,713
Reported as a percent of sales	30.2%	16.9%	13.2%
Realignment charges (a)	(1,590)	(1,379)	(211)
Discrete items (b)	800	(400)	1,200
Acquisition related (d)	—	(1,694)	1,694

Adjusted	$105,713	$56,317	$49,396

Adjusted as a percent of sales	29.9%	15.9%	14.0%

Note: Amounts may not calculate due to rounding

(a)	Charges represent realignment costs incurred as a result of realignment programs of which $5,100 is non-cash.

(b)	Charge represents a one-time $3,700 discretionary cash transition benefit provided to certain employees in conjunction with the freeze of our US Qualified pension plan.

(c)	Charge represents the $7,200 strategic acquisition of intellectual property related to certain liquefied natural gas technology.

(d)	Charge represents acquisition-related costs associated with the MOGAS acquisition.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	Nine Months Ended September 30,
(Amounts in thousands, except per share data)	2025	2024
Sales	$3,507,069	$3,377,458
Cost of sales	(2,350,867)	(2,315,326)

Gross profit	1,156,202	1,062,132
Selling, general and administrative expense	(814,237)	(726,070)
Loss on sale of business	—	(12,981)
Net earnings from affiliates	15,786	14,494

Operating income	357,751	337,575
Interest expense	(58,166)	(48,820)
Interest income	5,063	3,746
Other income (expense), net	213,958	(12,057)

Earnings before income taxes	518,606	280,444
Provision for income taxes	(127,067)	(62,728)

Net earnings, including noncontrolling interests	391,539	217,716
Less: Net earnings attributable to noncontrolling interests	(16,298)	(12,498)

Net earnings attributable to Flowserve Corporation	$375,241	$205,218

Net earnings per share attributable to Flowserve Corporation common shareholders:
Basic	$2.87	$1.56
Diluted	2.85	1.55
Weighted average shares – basic	130,910	131,520
Weighted average shares – diluted	131,836	132,343

Consolidated Reconciliation of Non-GAAP Financial Measures to the Most Directly Comparable GAAP Financial Measure (Unaudited)

(Amounts in thousands, except per share data)

Nine Months Ended September 30, 2025	Gross Profit	Selling, General & Administrative Expense	Operating Income	Other Income (Expense), Net	Provision For (Benefit From) Income Taxes	Net Earnings (Loss)	Effective Tax Rate	Diluted EPS
Reported	$1,156,202	$814,237	$357,751	$213,958	$127,067	$375,241	24.5%	2.85
Reported as a percent of sales	33.0%	23.2%	10.2%	6.1%	3.6%	10.7%
Realignment charges (a)	40,600	(1,481)	42,081	—	10,096	31,985	24.0%	0.24
Acquisition related (b)	761	(8,714)	9,475	—	2,228	7,247	23.5%	0.05
Purchase accounting step-up and intangible asset amortization (c)	8,742	(3,900)	12,642	—	3,729	8,913	29.5%	0.07
Discrete items (d)(e)(f)	106	(31,116)	31,222	4,500	8,403	27,319	23.5%	0.21
Merger transaction costs (g)	—	(41,197)	41,197	—	9,534	31,663	23.1%	0.24
Merger termination payment (h)	—	—	—	(266,000)	(60,957)	(205,043)	22.9%	(1.56)
Discrete tax items (i)	—	—	—	—	(24,860)	24,860	0.0%	0.19
Below-the-line foreign exchange impacts (j)	—	—	—	36,797	5,977	30,820	16.2%	0.23

Adjusted	$1,206,411	$727,829	$494,368	$(10,745)	$81,217	$333,005	18.9%	2.53

Adjusted as a percent of sales	34.4%	20.8%	14.1%	-0.3%	2.3%	9.5%

Note: Amounts may not calculate due to rounding

(a)	Charges represent realignment costs incurred as a result of realignment programs of which $5,300 is non-cash.
(b)	Charge represents acquisition and integration related costs associated with the MOGAS acquisition.
(c)	Charge represents amortization of step-up in value of acquired inventories and acquisition related intangible assets associated with the MOGAS acquisition.
(d)

Charge represents non-cash share-based compensation expense associated with a one-time discretionary restricted stock grant, subject to three-year cliff vesting, provided to certain employees in conjunction with the freeze of our US Qualified pension plan.

(e)	Charge of $4,500 represents a non-cash pension settlement accounting loss incurred in conjunction with the freeze of our US Qualified pension plan.
(f)	Charge of $30,100 represents the Q3 2025 non-cash adjustment to our estimated liability for incurred by not reported asbestos claims based on an annual actuarial study.
(g)	Charge represents transaction costs incurred associated with the terminated Chart Industries merger.
(h)	Amount represents the Chart Industries merger termination fee paid to Flowserve.
(i)	Amount represents a one-time tax charge related to enactment of the One Big Beautiful Bill Act during Q3 2025.
(j)

Below-the-line foreign exchange impacts represent the remeasurement of foreign exchange derivative contracts as well as the remeasurement of assets and liabilities that are denominated in a currency other than a site’s respective functional currency.

Nine Months Ended September 30, 2024	Gross Profit	Selling, General & Administrative Expense	Loss on Sale of Business	Operating Income	Other Income (Expense), Net	Provision For (Benefit From) Income Taxes	Net Earnings (Loss)	Effective Tax Rate	Diluted EPS
Reported	$1,062,132	$726,070	$12,981	$337,575	$(12,057)	$62,728	$205,218	22.4%	1.55
Reported as a percent of sales	31.4%	21.5%	0.4%	10.0%	-0.4%	1.9%	6.1%
Realignment charges (a)	20,007	(3,369)	(12,981)	36,357	—	2,035	34,322	5.6%	0.26
Discrete items (b)(c)(d)	2,700	(7,500)	—	10,200	—	2,869	7,331	28.1%	0.06
Acquisition related (e)	—	(2,794)	—	2,794	—	658	2,136	23.6%	0.02
Discrete asset write-downs (f)(g)	—	(1,795)	—	1,795	3,567	1,342	4,020	25.0%	0.03
Below-the-line foreign exchange impacts (h)	—	—	—	—	2,068	(489)	2,557	-23.6%	0.02

Adjusted	$1,084,839	$710,612	$—	$388,721	$(6,422)	$69,143	$255,584	20.5%	1.93

Adjusted as a percent of sales	32.1%	21.0%	0.0%	11.5%	-0.2%	2.0%	7.6%

Note: Amounts may not calculate due to rounding

(a)	Charges represent realignment costs incurred as a result of realignment programs of which $25,100 is non-cash.

(b)	Charge represents a reduction to reserves of $2,000 associated with our ongoing financial exposure in Russia that were adjusted for Non-GAAP measures when established in 2022.

(c)	Charge represents a one-time $5,000 discretionary cash transition benefit provided to certain employees in conjunction with the freeze of our US Qualified pension plan.

(d)	Charge represents the $7,200 strategic acquisition of intellectual property related to certain liquefied natural gas technology.

(e)	Charge represents acquisition-related costs associated with the MOGAS acquisition.

(f)	Charge represents a $1,795 non-cash write-down of a software asset.

(g)	Charge represents a $3,567 non-cash write-down of a debt investment.

(h)

Below-the-line foreign exchange impacts represent the remeasurement of foreign exchange derivative contracts as well as the remeasurement of assets and liabilities that are denominated in a currency other than a site’s respective functional currency.

SEGMENT INFORMATION

(Unaudited)

FLOWSERVE PUMPS DIVISION	Nine Months Ended September 30,
(Amounts in millions, except percentages)	2025	2024
Bookings	$2,394.8	$2,488.6
Sales	2,402.4	2,363.7
Gross profit	833.5	761.3
Gross profit margin	34.7%	32.2%
SG&A	415.1	424.8
Segment operating income	434.1	351.1
Segment operating income as a percentage of sales	18.1%	14.9%

FLOW CONTROL DIVISION	Nine Months Ended September 30,
(Amounts in millions, except percentages)	2025	2024
Bookings	$1,126.1	$1,008.3
Sales	1,112.9	1,021.4
Gross profit	322.1	305.5
Gross profit margin	28.9%	29.9%
SG&A	206.4	178.8
Loss on sale of business	—	(13.0)
Segment operating income	115.7	113.7
Segment operating income as a percentage of sales	10.4%	11.1%

Segment Reconciliation of Non-GAAP Financial Measures to the Most Directly Comparable GAAP Financial Measure (Unaudited)

(Amounts in thousands)

Flowserve Pumps Division

Nine Months Ended September 30, 2025	Gross Profit	Selling, General & Administrative Expense	Operating Income
Reported	$833,467	$415,126	$434,128
Reported as a percent of sales	34.7%	17.3%	18.1%
Realignment charges (a)	26,495	(840)	27,335
Discrete items (b)	87	(287)	374

Adjusted	$860,049	$413,999	$461,837

Adjusted as a percent of sales	35.8%	17.2%	19.2%

Flow Control Division

Nine Months Ended September 30, 2025	Gross Profit	Selling, General & Administrative Expense	Operating Income
Reported	$322,131	$206,437	$115,694
Reported as a percent of sales	28.9%	18.5%	10.4%
Realignment charges (a)	14,704	1,230	13,474
Acquisition related (c)	761	(8,714)	9,475
Purchase accounting step-up and intangible asset amortization (d)	8,742	(3,900)	12,642
Discrete items (b)	14	(208)	222

Adjusted	$346,352	$194,845	$151,507

Adjusted as a percent of sales	31.1%	17.5%	13.6%

Note: Amounts may not calculate due to rounding

(a)	Charges represent realignment costs incurred as a result of realignment programs of which $5,300 is non-cash.

(b)

Charge represents non-cash share-based compensation expense associated with a one-time discretionary restricted stock grant, subject to three-year cliff vesting, provided to certain employees in conjunction with the freeze of our US Qualified pension plan.

(c)	Charge represents acquisition and integration-related costs associated with the MOGAS acquisition.

(d)	Charge represents amortization of step-up in value of acquired inventories and acquisition related intangible assets associated with the MOGAS acquisition.

Nine Months Ended September 30, 2024	Gross Profit	Selling, General & Administrative Expense	Operating Income
Reported	$761,338	$424,824	$351,146
Reported as a percent of sales	32.2%	18.0%	14.9%
Realignment charges (a)	20,837	(1,037)	21,874
Discrete items (b)(c)(d)	1,700	(6,000)	7,700

Adjusted	$783,875	$417,787	$380,720

Adjusted as a percent of sales	33.2%	17.7%	16.1%

Nine Months Ended September 30, 2024	Gross Profit	Selling, General & Administrative Expense	Loss on Sale of Business	Operating Income
Reported	$305,469	$178,816	$12,981	$113,672
Reported as a percent of sales	29.9%	17.5%	1.3%	11.1%
Realignment charges (a)	(602)	(1,440)	(12,981)	13,819
Discrete item (b)	800	(400)	—	1,200
Acquisition related (e)	—	(2,794)	—	2,794

Adjusted	$305,667	$174,182	$—	$131,485

Adjusted as a percent of sales	29.9%	17.1%	0.0%	12.9%

Note: Amounts may not calculate due to rounding

(a)	Charges represent realignment costs incurred as a result of realignment programs of which $25,100 is non-cash.

(b)	Charge represents a one-time $3,700 discretionary cash transition benefit provided to certain employees in conjunction with the freeze of our US Qualified pension plan.

(c)	Charge represents a reduction to reserves of $2,000 associated with our ongoing financial exposure in Russia that were adjusted for Non-GAAP measures when established in 2022.

(d)	Charge represents the $7,200 strategic acquisition of intellectual property related to certain liquefied natural gas technology.

(e)	Charge represents acquisition-related costs associated with the MOGAS acquisition.

Third Quarter and Year-to-Date 2025—Segment Results
(dollars in millions, comparison vs. 2024 third quarter and year-to-date, unaudited)

	FPD				FCD
	3rd Qtr		YTD		3rd Qtr			YTD
Bookings	$819.5		$2,394.8		$396.1			$1,126.1
- vs. prior year	-67.1	-7.6%	-93.8	-3.8%	77.8		24.4%	117.8		11.7%
- on constant currency	-82.8	-9.3%	-99.2	-4.0%	75.3		23.6%	118.4		11.7%
Sales	$800.3		$2,402.4		$377.4			$1,112.9
- vs. prior year	18.2	2.3%	38.7	1.6%	24.3		6.9%	91.6		9.0%
- on constant currency	6.0	0.8%	36.3	1.5%	21.6		6.1%	90.9		8.9%
Gross Profit	$265.8		$833.5		$114.3			$322.1
- vs. prior year	5.0%		9.5%		7.3%			5.5%
Gross Margin (% of sales)	33.2%		34.7%		30.3%			28.9%
- vs. prior year (in basis points)	80 bps		250 bps		10 bps			(100	) bps
Operating Income	$134.9		$434.1		$46.4			$115.7
- vs. prior year	25.6	23.4%	83.0	23.6%	-0.3		-0.6%	2.0		1.8%
- on constant currency	22.1	20.2%	80.5	22.9%	-0.1		-0.2%	3.1		2.7%
Operating Margin (% of sales)	16.9%		18.1%		12.3%			10.4%
- vs. prior year (in basis points)	290 bps		320 bps		(90	) bps		(70	) bps
Adjusted Operating Income *	$156.7		$461.8		$61.4			$151.5
- vs. prior year	28.6	22.3%	81.1	21.3%	12.1		24.4%	20.0		15.2%
- on constant currency	25.0	19.5%	78.7	20.7%	12.2		24.8%	21.1		16.0%
Adj. Oper. Margin (% of sales)*	19.6%		19.2%		16.3%			13.6%
- vs. prior year (in basis points)	320 bps		310 bps		230 bps			70 bps
Backlog	$2,006.5				$896.4

*	Adjusted Operating Income and Adjusted Operating Margin exclude realignment charges and other specific discrete items

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

	September 30,	December 31,
(Amounts in thousands, except par value)	2025	2024
ASSETS
Current assets:
Cash and cash equivalents	$833,847	$675,441
Accounts receivable, net of allowance for expected credit losses of $89,606 and $79,059, respectively	1,049,798	976,739
Contract assets, net of allowance for expected credit losses of $4,915 and $3,404, respectively	344,446	298,906
Inventories	847,732	837,254
Prepaid expenses and other	89,002	116,157

Total current assets	3,164,825	2,904,497
Property, plant and equipment, net of accumulated depreciation of $1,219,158 and $1,142,667, respectively	557,677	539,703
Operating lease right-of-use assets, net	170,075	159,400
Goodwill	1,343,417	1,286,295
Deferred taxes	185,116	221,742
Other intangible assets, net	177,533	188,604
Other assets, net of allowance for expected credit losses of $66,152 and $66,081, respectively	231,671	200,580

Total assets	$5,830,314	$5,500,821

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$600,927	$545,310
Accrued liabilities	542,705	561,486
Contract liabilities	279,760	283,670
Debt due within one year	46,350	44,059
Operating lease liabilities	35,085	33,559

Total current liabilities	1,504,827	1,468,084
Long-term debt due after one year	1,435,568	1,460,132
Operating lease liabilities	154,148	149,838
Retirement obligations and other liabilities	411,337	371,055
Shareholders’ equity:
Preferred shares, $1.00 par value	—	—
Shares authorized – 1,000, no shares issued
Common shares, $1.25 par value	220,991	220,991
Shares authorized – 305,000
Shares issued – 176,793 and 176,793, respectively
Capital in excess of par value	496,356	502,045
Retained earnings	4,317,965	4,025,750
Treasury shares, at cost – 48,817 and 45,688 shares, respectively	(2,180,651)	(2,007,869)
Deferred compensation obligation	6,526	8,172
Accumulated other comprehensive loss	(596,990)	(741,424)

Total Flowserve Corporation shareholders’ equity	2,264,197	2,007,665
Noncontrolling interests	60,237	44,047

Total equity	2,324,434	2,051,712

Total liabilities and equity	$5,830,314	$5,500,821

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Nine Months Ended September 30,
(Amounts in thousands)	2025	2024
Cash flows – Operating activities:
Net earnings, including noncontrolling interests	$391,539	$217,716
Adjustments to reconcile net earnings to net cash provided by operating activities:	—	—
Depreciation	58,685	56,765
Amortization of intangible and other assets	14,009	6,482
Loss on sale of business	—	12,981
Stock-based compensation	25,787	24,608
Foreign currency, asset write downs and other non-cash adjustments	(3,326)	11,580
Change in assets and liabilities:
Accounts receivable, net	(26,081)	(96,402)
Inventories	26,727	2,944
Contract assets, net	(35,157)	(23,293)
Prepaid expenses and other, net	(7,362)	3,505
Accounts payable	31,158	24,654
Contract liabilities	(17,857)	8,466
Accrued liabilities	(30,488)	(33,850)
Retirement obligations and other liabilities	31,900	8,696
Net deferred taxes	46,524	3,108

Net cash flows provided by operating activities	506,058	227,960

Cash flows – Investing activities:
Capital expenditures	(45,534)	(52,169)
Proceeds from disposal of assets	1,067	612
Payments for disposition of business	—	(2,555)

Net cash flows (used) by investing activities	(44,467)	(54,112)

Cash flows – Financing activities:
Payments on term loan	(28,125)	(45,000)
Proceeds under revolving credit facility	50,000	100,000
Payments under revolving credit facility	(50,000)	(50,000)
Proceeds under other financing arrangements	10,562	1,001
Payments under other financing arrangements	(3,310)	(784)
Repurchases of common shares	(197,920)	(20,070)
Payments related to tax withholding for stock-based compensation	(11,584)	(9,407)
Payments of dividends	(82,671)	(82,848)
Contingent consideration payment related to acquired business	(15,000)	—
Other	(2,899)	(272)

Net cash flows (used) by financing activities	(330,947)	(107,380)
Effect of exchange rate changes on cash and cash equivalents	27,762	(401)

Net change in cash and cash equivalents	158,406	66,067
Cash and cash equivalents at beginning of period	675,441	545,678

Cash and cash equivalents at end of period	$833,847	$611,745

About Flowserve:

Flowserve Corporation is one of the world’s leading providers of fluid motion and control products and services. Operating in more than 50 countries, the Company produces engineered and industrial pumps, seals and valves as well as a range of related flow management services. More information about Flowserve can be obtained by visiting the Company’s website at www.flowserve.com.

Safe Harbor Statement: This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Words or phrases such as, “may,” “should,” “expects,” “could,” “intends,” “plans,” “anticipates,” “estimates,” “believes,” “forecasts,” “predicts” or other similar expressions are intended to identify forward-looking statements, which include, without limitation, earnings forecasts, statements relating to our business strategy and statements of expectations, beliefs, future plans and strategies and anticipated developments concerning our industry, business, operations and financial performance and condition.

The forward-looking statements included in this news release are based on our current expectations, projections, estimates and assumptions. These statements are only predictions, not guarantees. Such forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict. These risks and uncertainties may cause actual results to differ materially from what is forecast in such forward-looking statements, and include, without limitation, the following: global supply chain disruptions and the current inflationary environment could adversely affect the efficiency of our manufacturing and increase the cost of providing our products to customers; a portion of our bookings may not lead to completed sales, and our ability to convert bookings into revenues at acceptable profit margins; changes in global economic conditions and the potential for unexpected cancellations or delays of customer orders in our reported backlog; our dependence on our customers’ ability to make required capital investment and maintenance expenditures; if we are not able to successfully execute and realize the expected financial benefits from any restructuring and realignment initiatives, our business could be adversely affected; the substantial dependence of our sales on the success of the energy, chemical, power generation and general industries; the adverse impact of volatile raw materials prices on our products and operating margins; economic, political and other risks associated with our international operations, including military actions, trade embargoes, epidemics or pandemics and changes to tariffs or trade agreements that could affect customer markets, particularly North African, Latin American, Asian and Middle Eastern markets and global oil and gas producers, and non-compliance with U.S. export/re-export control, foreign corrupt practice laws, economic sanctions and import laws and regulations; the impact of public health emergencies, such as outbreaks of epidemics, pandemics, and contagious diseases, on our business and operations; increased aging and slower collection of receivables, particularly in Latin America and other emerging markets; potential adverse effects resulting from the implementation of new tariffs and related retaliatory actions and changes to or uncertainties related to tariffs and trade agreements; our exposure to fluctuations in foreign currency exchange rates, including in hyperinflationary countries such as Argentina; potential adverse consequences resulting from litigation to which we are a party, such as litigation involving asbestos-containing material claims; expectations regarding acquisitions and the integration of acquired businesses; the potential adverse impact of an impairment in the carrying value of goodwill or other intangible assets; our dependence upon third-party suppliers whose failure to perform timely could adversely affect our business operations; the highly competitive nature of the markets in which we operate; if we are not able to maintain our competitive position by successfully developing and introducing new products and integrate new technologies, including artificial intelligence and machine learning; environmental compliance costs and liabilities; potential work stoppages and other labor matters; access to public and private sources of debt financing; our inability to protect our intellectual property in the United States, as well as in foreign countries; obligations under our defined benefit pension plans; our internal control over financial reporting may not prevent or detect misstatements because of its inherent limitations, including the possibility of human error, the circumvention or overriding of controls, or fraud; the recording of increased deferred tax asset valuation allowances in the future or the impact of tax law changes on such deferred tax assets could affect our operating results; our information technology infrastructure could be subject to service interruptions, data corruption, cyber-based attacks or network security breaches, which could disrupt our business operations and result in the loss of critical and confidential information; ineffective internal controls could impact the accuracy and timely reporting of our business and financial results; and other factors described from time to time in our filings with the Securities and Exchange Commission.

All forward-looking statements included in this news release are based on information available to us on the date hereof, and we assume no obligation to update any forward-looking statement.

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, management believes that non-GAAP financial measures which exclude certain non-recurring items present additional useful comparisons between current results and results in prior operating periods, providing investors with a clearer view of the underlying trends of the business. Management also uses these non-GAAP financial measures in making financial, operating, planning and compensation decisions and in evaluating the Company’s performance. Non-GAAP financial measures, which may be inconsistent with similarly captioned measures presented by other companies, should be viewed in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with GAAP.

Flowserve Contacts

Investor Contacts:

Brian Ezzell, Vice President, Investor Relations, Treasurer & Corporate Finance	(469) 420-3222
Olivia Webb, Director, Investor Relations	(469) 420-3223

Media Contact: media@flowserve.com

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